Exhibit 99.1


NEWS

For Release    Immediate

Contacts (News Media) Tony Zehnder, Corporate Communications 312.396.7086 (Investors) Scott Galovic, Investor Relations 317.817.3228


    Conseco Announces Delay of 2007 Form 10-K and Restatement Relating to the
           Company's Material Control Weakness Remediation Procedures

Carmel, Ind., February 25, 2008 - Conseco, Inc. (NYSE:CNO), announced today that it will delay the filing of its Form 10-K for the year ended December 31, 2007. The Company currently expects that it will file its 2007 Form 10-K on or about March 17, 2008. The extension (as permitted under Rule 12b-25 of the Securities Exchange Act of 1934) will allow the Company time to complete the December 31, 2007 financial statements and incorporate the correction of errors, the majority of which were identified during the remediation of the material weakness in internal controls disclosed in its 2006 Form 10-K and subsequent quarterly filings with the Securities and Exchange Commission. Due to the significance of these corrections, Conseco will restate its financial statements for the years ended December 31, 2006 and 2005, along with affected Selected Consolidated Financial Data for 2004 and 2003, and quarterly financial information for 2006 and the first three quarters of 2007. Therefore, the previously issued financial statements of the Company for those periods should no longer be relied upon.

Although the Company has not yet finalized its December 31, 2007 financial statements, we estimate that the errors identified in the fourth quarter of 2007 will result in an overstatement of previously reported consolidated shareholders' equity at September 30, 2007 in a range of $15 to $35 million. The effect on net income (loss) in prior periods may be positive or negative in a particular period and will vary in amount from period to period. We estimate that the correction to net income (loss) will not exceed plus or minus $15 million for any prior annual period. The Company will also correct previously identified immaterial errors, which had been recognized through cumulative adjustments to previously issued financial statements.

The most significant errors relate to adjustments to insurance policy benefits and the liabilities for insurance products in the specified disease and life blocks of business in the Conseco Insurance Group segment and in the long-term care block of business in the Other Business in Run-off segment. The adjustments were discovered through procedures we performed to remediate our material control weakness. We reviewed certain actuarial valuation processes for approximately 2,400 types of policy forms, encompassing insurance products that accounted for more than 80 percent of the total liabilities for the business subject to the remediation review procedures.

The remediation process is continuing and further developments will be described in future filings with the Securities and Exchange Commission. The focus of the remediation program in 2008 will be on improving the processes, systems and controls related to actuarial reporting to address the new findings. As previously disclosed, the material weakness will not be fully remediated until the improved internal control processes resulting from our procedures are operating effectively for a sufficient period of time to provide reasonable assurance as to their effectiveness.

The Company expects to report results for the fourth quarter of 2007 after the market closes on Tuesday, March 11, 2008 and expects to host its quarterly call with investors at 10:00 a.m. EDT on Wednesday, March 12, 2008. The web cast of the conference call can be accessed through the Investors section of the company's website as follows: http://investor.conseco.com. Listeners should go to the website at least 15 minutes before the event to register, download and install any necessary audio software.





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                                                                    Conseco (2)
                                                              February 25, 2008

About Conseco
Conseco, Inc.'s insurance companies help protect working American families and seniors from financial adversity: Medicare supplement, long-term care, cancer, heart/stroke and accident policies protect people against major unplanned expenses; annuities and life insurance products help people plan for their financial futures. For more information, visit Conseco's web site at www.conseco.com.



Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in this press release relative to markets for Conseco's products and trends in Conseco's operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by the use of terms such as "anticipate," "believe," "plan," "estimate," "expect," "project," "intend," "may," "will," "would," "contemplate," "possible," "attempt," "seek," "should," "could," "goal," "target," "on track," "comfortable with," "optimistic" and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other "forward-looking" information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (ii) mortality, morbidity, usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iii) changes in our assumptions related to the cost of policies produced or the value of policies inforce at the Effective Date; (iv) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (v) performance of our investments; (vi) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (vii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (viii) our ability to remediate the material weakness in internal controls over the actuarial reporting process that we identified at year-end 2006 and to maintain effective controls over financial reporting; (ix) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (x) our ability to achieve an upgrade of the financial strength ratings of our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xi) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xiii) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) our ability to sell products and access capital on acceptable terms, the returns on and the market value of our investments, and the lapse rate and profitability of policies; and (xiv) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products.

Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.



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